                                                                   EXHIBIT 21.1

                           SUBSIDIARIES OF THE COMPANY


                                                                                            NAME UNDER WHICH
               SUBSIDIARY                    JURISDICTION OF INCORPORATION                  THEY DO BUSINESS
-------------------------------------        -----------------------------                 -------------------
Staples Security Corporation                        Massachusetts                                  Same

Staples Trust Company                               Massachusetts                                  Same

Staples Contract & Commercial, Inc.                 Delaware                                       Same

SOM Hagerstown, Inc.                                Delaware                                       Same

Staples Insurance Agency, Inc.                      Delaware                                       Same

Staples International, Inc.                         Delaware                                       Same

Staples of Maryland, LLC                            Delaware                                       Same

Staples the Office Superstore, Inc.                 Delaware                                       Same

Staples the Office Superstore East, Inc.            Delaware                                       Same

Staples Connecticut, Inc.                           Connecticut                                    Same

Staples NRO Limited                                 Ontario, Canada                                Same

Staples NRO(2) Limited                              Ontario, Canada                                Same

Staples NRO(3) Limited                              Ontario, Canada                                Same

Staples NRO(4) Limited                              Ontario, Canada                                Same

Staples NRO(5) Limited                              Ontario, Canada                                Same

The Business Depot, Ltd.                            Ontario, Canada                         The Business Depot
                                                                                       Staples The Business Depot
                                                                                      Staples The Office Superstore
                                                                                              Bureau en Gross

Staples (Deutschland) GmbH                          Germany                                        Same

Staples (Deutschland) Verwaltungs                   Germany                                        Same

Staples Employment Services Limited                 England                                        Same

Staples UK Limited                                  England                                        Same

Quill Corporation                                   Delaware                                       Same

Milbro, Inc.                                        Delaware                                       Same

Staples GP, LLC                                     Delaware                                       Same

                                                                                            NAME UNDER WHICH
               SUBSIDIARY                    JURISDICTION OF INCORPORATION                  THEY DO BUSINESS
-------------------------------------        -----------------------------                 -------------------
Agawam Mill, LP                                     Delaware                                       Same

Cherokee Mill, LP                                   Delaware                                       Same

Coppell Mill, LP                                    Delaware                                       Same

Lebanon Mill, LP                                    Delaware                                       Same

Staples Partners, LLC                               Delaware                                       Same

Staples Real Estate Trust                           Massachusetts                                  Same

Claricom Holdings, Inc.                             Delaware                                       Same

Claricom, Inc.                                      Delaware                             Staples Communications

Claricom Networks, Inc.                             Delaware                             Staples Communications Networks

Claricom Local, Inc.                                Delaware                                       Same

Staples Airport Express, L.L.C.                     Delaware                                       Same

Staples Airport Terminal, L.L.C.                    Delaware                                       Same

Staples Airport, L.L.C.                             Delaware                                       Same

Staples Express at the Airport, L.L.C.              Delaware                                       Same

Staples Business Insurance Agency, L.L.C.           Massachusetts                                  Same

Staples Global Holdings, L.P.                       Bermuda                                        Same

Product Sourcing Group Europe, B.V.B.A.             Belgium                                        Same

QSDD Limited                                        United Kingdom                                 Same

Staples Netherlands B.V.                            Netherlands                                    Same

Staples International Limited                       United Kingdom                                 Same

Idasil Investimentos Imobiliarios S.A.              Portugal                                       Same

OFCEP OFFICE CENTRE Portugal -
        Equipamento de Escritorio Lda.              Portugal                                       Same

Clip & Paper Franchise B.V.                         Netherlands                                    Same

Business Office Supply C.V.                         Netherlands                                    Same

Clip & Paper Beheer B.V.                            Netherlands                                    Same

Damster Kantooristallaties B.V.                     Netherlands                                    Same

Clip & Paper B.V.                                   Netherlands                                    Same

Damster Drachten B.V.                               Netherlands                                    Same

Clip & Paper Beheer B.V.                            Netherlands                                    Same

                                                                                            NAME UNDER WHICH
               SUBSIDIARY                    JURISDICTION OF INCORPORATION                  THEY DO BUSINESS
-------------------------------------        -----------------------------                 -------------------
Staples Europe Holdings, G.P.                       Bermuda                                        Same

Staples Value, L.L.C.                               Virginia                                       Same

Staples Transportation, L.L.C.                      Delaware                                       Same

Rochester Capital, L.L.C.                           Delaware                                       Same

Hackensack Funding, L.L.C.                          Delaware                                       Same

Lincolnshire Funding, L.L.C.                        Delaware                                       Same